UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)   November 8, 2004
                                                     ----------------------

                             TRUST LICENSING, INC .
---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                              000-18689 06-1238435
-----------------------------------------------------------
           (Commission File Number)          (IRS Employer Identification No.)

     950 South Pine Island Road, Suite A150-1094, Plantation, Florida 33324
------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (954) 727-8218

              (Registrant's Telephone Number, Including Area Code)

                           NEW MOUNTAINTOP CORPORATION
-----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements of Business required.

      Audited

      1. Years ended December 31, 2003, 2002, and for the period from July 19, 2001 (Inception) to December 31, 2003

                  (1)     Report of Independent Registered Public
                           Accounting Firm
                  (2)     Balance Sheet
                  (3)     Statements of Operations
                  (4)     Statement of Changes in Member's Deficiency
                  (5)     Statements of Cash flows
                  (6-14)  Notes to Financial Statements

      Unaudited

      2. For the six months ended June 30, 2004 and 2003 and for the period from July 19, 2001 (Inception) to June 30, 2004.

                 (15)     Balance Sheet
                 (16)     Statements of Operations
                 (17)     Statement of Changes in Member's Equity (Deficiency)
                 (18)     Statesments of Cash flows
                 (19-25)  Notes to Financial Statements

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             Report of Independent Registered Public Accounting Firm

To the Board of Directors of:
     Trust Licensing, LLC
     (A Development Stage Company)

We have audited the accompanying balance sheet of Trust Licensing, LLC (a development stage company) as of December 31, 2003 and the related statements of operations, changes in member's deficiency and cash flows for the years ended December 31, 2003 and 2002 and for the period from July 19, 2001 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Trust Licensing, LLC (a development stage company) as of December 31, 2003, and the results of their operations, changes in member's deficiency and cash flows for the years ended December 31, 2003 and 2002, and for the period from July 19, 2001 (inception) to December 31 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has no revenues, a net loss of $177,805 and cash used in operations of $33,764 in 2003, a working capital deficiency of $290,743, a member's deficiency of $283,058 and a deficit accumulated during development stage of $303,058 at December 31, 2003. These factors raise substantial doubt about its ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



SALBERG & COMPANY, P.A.
Boca Raton, Florida
November 1, 2004

                            Trust Licensing, LLC
                        (A Development Stage Company)
                                Balance Sheet
                               December 31, 2003
                                   ASSETS

Current Assets
  Cash                                                                           $             5,880
-----------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                           5,880
-----------------------------------------------------------------------------------------------------------------

Equipment, net                                                                                 7,685
-----------------------------------------------------------------------------------------------------------------
Total Assets                                                                     $            13,565
-----------------------------------------------------------------------------------==================------------


                     LIABILITIES AND MEMBER'S DEFICIENCY

Current Liabilities
  Accounts payable                                                               $           140,623
  Loans payable - related parties                                                            156,000
-----------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                    296,623
-----------------------------------------------------------------------------------------------------------------


Commitments and Contingencies (See Note 9)
  Member's Deficiency
  Member's equity, no par value; 100 units authorized, 100 units
      issued and outstanding                                                                  20,000
  Deficit accumulated during the development stage                                          (303,058)
-----------------------------------------------------------------------------------------------------------------
Total Member's Deficiency                                                                   (283,058)
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Member's Deficiency                                        $            13,565
-----------------------------------------------------------------------------------==================------------

                 See accompanying notes to financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                            Statements of Operations

                                                                                              For the
                                                                                            Period from
                                                               Year Ended                  July 19, 2001
                                                               December 31,                (Inception) to
                                                           2003            2002          December 31, 2003
                                                       --------------  -------------  -------------------------

Revenue                                                    $ -            $ -                        $ -
                                                       --------------  -------------  -------------------------

Operating Expenses
Depreciation                                                   7,178          5,384                     13,207
General and administrative                                     2,890         10,596                     14,539
Professional                                                 162,667         28,033                    219,047
Impairment loss                                                5,070         39,181                     61,265
                                                       --------------  -------------  -------------------------
Total Operating Expenses                                     177,805         83,194                    308,058
                                                       --------------  -------------  -------------------------

Loss from Operations                                        (177,805)       (83,194)                  (308,058)

Other Income                                                       -          5,000                      5,000
                                                       --------------  -------------  -------------------------

Net Loss                                                   $(177,805)     $ (78,194)                $ (303,058)
                                                       ==============  =============  =========================


Net Loss Per Unit - Basic and Diluted                    $ (1,778.05)     $ (781.94)               $ (3,030.58)
                                                       ==============  =============  =========================

Weighted average number of units outstanding
  during the year - basic and diluted                            100            100                        100
                                                       ==============  =============  =========================

                 See accompanying notes to financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                   Statement of Changes in Member's Deficiency
     For the years ended December 31, 2003 and 2002 and for the period from
                 July 19, 2001 (Inception) to December 31, 2003

                                                                                              Deficit
                                                                                            Accumulated
                                                                                               During
                                                                Member's Equity             Development
                                                             Units           Amount            Stage             Total
                                                            ------         -------            ------            ------

Units issued to sole member/founder                          100           $ 20,000           $    -            $ 20,000

Net loss from July 19, 2001 (inception) to
  December 31, 2001                                            -              -                (47,059)          (47,059)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                   100             20,000            (47,059)          (27,059)

Net Loss, 2002                                                 -              -                (78,194)          (78,194)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                   100             20,000           (125,253)         (105,253)

Net Loss, 2003                                                 -              -               (177,805)         (177,805)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                   100           $ 20,000        $  (303,058)        $(283,058)
--------------------------------------------------------================---============---================---===============

                 See accompanying notes to financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                            Statements of Cash Flows


                                                                                                             Period from
                                                                                 Year Ended                 July 19, 2001
                                                                                 December 31,               Inception) to
                                                                             2003             2002         December 31, 2003
                                                                        ----------------  --------------    -------------------

Cash Flows From Operating Activities:
Net loss                                                                  $(177,805)       $(78,194)       $ (303,058)
Adjustments to reconcile net loss to net cash
  used in operations:
Impairment loss - patent and trademark                                        5,070          39,181            61,265
Depreciation                                                                  7,178           5,384            13,207
Changes in operating assets and liabilities:
  Accounts payable                                                          131,793          (9,779)          140,623
  Accrued payroll taxes payable                                                   -          (1,512)                -
                                                                    ----------------  --------------  ---------------
Net Cash Used In Operating Activities                                       (33,764)        (44,920)         (87,963)
                                                                    ----------------  --------------  ---------------

Cash Flows From Investing Activities:
  Purchase of equipment                                                      (7,566)         (7,801)         (20,892)
  Patent and trademark cost disbursements                                    (5,070)        (39,181)         (61,265)
                                                                    ----------------  --------------  ---------------
Net Cash Used In Investing Activities                                       (12,636)        (46,982)         (82,157)
                                                                    ----------------  --------------  ---------------

Cash Flows From Financing Activities:
  Proceeds from issuance of membership units                                      -               -            20,000
  Proceeds from related party loans                                          36,000         100,000           156,000
                                                                    ----------------  --------------  ---------------
Net Cash Provided By Financing Activities                                    36,000         100,000           176,000
                                                                    ----------------  --------------  ---------------


Net Increase (Decrease) in Cash                                             (10,400)          8,098             5,880

Cash at Beginning of Period                                                  16,280           8,182                 -
                                                                    ----------------  --------------  ---------------


Cash at End of Period                                                       $ 5,880         $16,280           $ 5,880
                                                                    ================  ==============  ===============


Supplemental disclosure of cash flow information:

Cash paid for interest                                                      $ -             $ -               $ -
                                                                    ================  ==============  ===============

Cash paid for taxes                                                         $ -             $ -               $ -
                                                                    ================  ==============  ===============

                 See accompanying notes to financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003



Note 1   Nature of Business and Summary of Significant Accounting Policies

         (A) Nature of Business

         Trust Licensing, LLC ("TLLLC") ("Company") was formed as a Florida limited liability corporation on July 19, 2001. On August 24, 2004, the Company entered into a transaction that was treated as a recapitalization with a publicly held shell known as New Mountaintop, Corporation ("NMC"). NMC was incorporated in Delaware on December 11, 1989. On August 23, 2004, NMC formed a wholly owned subsidiary named Trust Licensing, Inc. ("TLI") (legal acquirer), a Florida Corporation, which TLLLC was merged into in a transaction treated as a recapitalization of TLLLC. (See Note 9 (A) regarding recapitalization).

         The Company is a technology and intellectual property company that designs technology concepts with a wide range of potential commercial applications. Currently the Company owns one issued patent, #6,101,534 ("#534 Patent") (see Note 1(F), 3, 6 and 9(D)). The Company intends to license various technologies pursuant to the #534 Patent. The Company was originally formed to leverage an existing patent portfolio (both issued and applied for patents) and related intellectual property and technology. In addition to direct licensing royalty arrangements it intends to enter into, the Company has also enforced its rights pertaining to the patent #534 (see Note 9 (D).

         Activities during the development stage include acquisition of equity-based financing, acquisition of and creation of intellectual properties and certain research and development activities to improve current technological concepts.

         (B) Use of Estimates

         In preparing financial statements, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods presented. Actual results may differ from these estimates.

         Significant estimates during 2003 and 2002 include depreciable lives on equipment and valuation of intangible assets.

         (C) Cash and Cash Equivalents

         For the purpose of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

         (D) Concentrations

         The Company maintains its cash in bank deposit accounts, which, at times, exceed federally insured limits. As of December 31, 2003, the

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003


         Company did not have any deposits in excess of federally insured limits. The Company has not experienced any losses in such accounts through December 31, 2003. The Company has obtained and continues to obtain 100% of its debt based funding from unsecured, non-interest bearing, due on demand loans provided by Irrevocable Trust Agreement Number III ("Trust III"), which lists the Company's Founder as the primary beneficiary of Trust III, which is the sole owner of TLLLC. (See Notes 4, 6 and 8)

         (E) Equipment

         Equipment is stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the 200% double declining balance method over the estimated useful lives of the assets, which is five years. (See Note 2)

         (F) Long-Lived Assets

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the undiscounted future cash flows of the long-lived assets are less that the carrying amount, their carrying amount is reduced to fair value and an impairment loss is recognized. During the years ended December 31, 2003 and 2002 and for the period from July 19, 2001 (inception) to December 31, 2003, the Company recognized an impairment loss of $5,070, $39,181 and $61,265, respectively. The impairment losses are related to previously capitalized amounts relating to the #534 Patent. See Notes 1(K), 3 and 6.

         (G) Revenue Recognition

         The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin No. 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

         The Company intends to generate and collect periodic royalty revenue in connection with licensing agreements associated with its intellectual property. Royalty revenue is recognized as it is earned. The Company did not recognize any royalty revenue as of December 31, 2003, 2002, or for the period from July 19, 2001 (inception) to December 31, 2003.

         The Company recognizes income from licensing of patents ratably over the lesser of the economic or legal life of any granted licenses. The Company did not recognize any licensing revenue as of December 31, 2003, 2002, or for the period from July 19, 2001 (inception) to December 31, 2003.

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

         The Company recognizes other income from patent infringement claims when the claim is settled, whether by negotiation or litigation (see
         Note 9 (D) and below).

         During the year ended December 31, 2002, the Company recognized $5,000 as other income. The source of this income came from what resulted in a settlement between the Company and an unrelated third party relating to the #534 Patent. There are no continuing commitments in connection with this settlement.

         (H) Income Taxes

         For the years ended December 31, 2003 and 2002, and for the period from July 19, 2001 (inception) to December 31, 2003, TLLLC was taxed as a partnership and was not subject to federal and state income taxes; accordingly, no provision has been made.

         On August 24, 2004, effective with the reverse triangular merger and the change in legal entity from a limited liability corporation to a C-Corporation, the Company accounts for income taxes under the Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date. (See Note 9(A))

         (I) Net Loss Per Unit

         In accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share", as applied to an LLC's units, basic earnings per unit is computed by dividing the net income (loss) less preferred dividends for the period by the weighted average number of units outstanding. Diluted earnings per unit is computed by dividing net income (loss) less preferred dividends by the weighted average number of units outstanding including the effect of unit equivalents. At December 31, 2003 and 2002, and for the period from July 19, 2001 (inception) to December 31, 2003, there were no unit equivalents, which could potentially dilute future earnings per unit.

         (J) Fair Value of Financial Instruments

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's short-term financial instruments, including accounts payable and loans payable-related parties, approximate fair value due to the relatively short period to maturity for these instruments.

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

         (K) New Accounting Pronouncements

         Statement No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The adoption of SFAS 144 had a material effect on the Company's financial position, results of operations and liquidity due to the Company reporting impairment charges relating to a contributed patent (see Notes 3, 6 and 9(D)) of $5,070, $39,181 and $61,265, respectively for the years ending December 31, 2003 and 2002, and for the period from July 19, 2001 (inception) to December 31, 2003, respectively.

         In May 2003, the FASB issued SFAS No. 149; "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149") which provides for certain changes in the accounting treatment of derivative contracts. SFAS 149 is effective for contracts entered into or modified after June 30, 2003, except for certain provisions that relate to SFAS No. 133, Implementation issues that have been effective for fiscal quarters that began prior to June 15, 2003, which should continue to be applied in accordance with their respective effective dates. The guidance should be applied prospectively. The adoption of SFAS 149 did not have a material impact on the Company's financial position, results of operations, or liquidity.

         In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). This new statement changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that those instruments be classified as liabilities in balance sheets. Most of the guidance in SFAS 150 is effective for all instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial position, results of operations, or liquidity.

         In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of the guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a reconciliation of changes in the entity's product warranty liabilities. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements of FIN 45 are effective for the Company for financial statements of interim periods beginning July 1,

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

         2003 and did not have a material impact on the Company's financial position or results of operations.

         In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), as amended by FIN46(R), which represents an interpretation of Accounting Research Bulletin No. 51 ("ARB 51"), "Financial Statements". ARB 51 requires that a Company's financial statements include subsidiaries in which the Company has a controlling financial interest. That requirement usually has been applied to subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as " variable interest entities") that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. FIN 46 provides guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. As amended by FIN 46(R), this interpretation is effective by the end of the first reporting period ending after December 15, 2003 for small business issuers that have special purpose entities and after December 15, 2004 for all other types of variable interest entities. The adoption of FIN 46 did not have a material impact on the Company's financial position, results of operations, or liquidity.

Note 2   Equipment

Equipment consists of the following at December 31, 2003:

          Computers                                   $       20,892
          Less: Accumulated depreciation                     (13,207)
                                                         -------------
                                                      $        7,685
                                                         =============

Depreciation was $7,178, $5,384 and $13,207 for the years ended December 31, 2003 and 2002, and for the period from July 19, 2001 (inception) to December 31, 2003, respectively.

Note 3   Patent

Prior to the formation of TLLLC (July 19, 2001), the individual who is the primary beneficiary of Irrevocable Trust Agreement Number I ("Trust I") (see below) had expended approximately $184,000 of personal funds to create, maintain and enhance the #534 Patent. Pursuant to Staff Accounting Bulletin Topic 5(G), "Transfers of Nonmonetary Assets by Promoters or Shareholders", the patent was contributed to the Company at its historical cost basis of $0 as determined under generally accepted accounting principles. (See Notes 6 and 9(D))

On August 13, 2001, the patent was validly assigned from the individual/promoter to Trust I and then simultaneously assigned from Trust I to TLLLC. Subsequently, all costs incurred and paid by the Company were initially capitalized. Pursuant to SFAS No. 144, management is unable to predict positive future cash flows that can be generated from patent #534 and could not assess a non-zero fair value of the patent. Additionally, as discussed above, all costs were considered non-recoverable and the Company charged the statement of operations for the related impairment loss.

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

The impairment losses are as follows:

July 19, 2001 (inception) to December 31, 2001                $  17,014
Year ended December 31, 2002                                  $  39,181
Year ended December 31, 2003                                  $   5,070
                                                              ---------

Total impairment loss                                         $  61,265
                                                              =========

Note 4   Loans Payable, Related Parties

The Company's sole member and 100% owner is Trust III. The primary beneficiary of Trust III is the Company's Founder (See Note 6). Since July 19, 2001 (Inception) and from time to time, Trust III has advanced working capital to the Company. Total advances were as follows:

July 19, 2001 (inception) to December 31, 2001                $  36,000
Year ended December 31, 2002                                  $ 100,000
Year ended December 31, 2003                                  $  13,000
                                                              ---------

Total advances from Trust III                                 $149,000
                                                              ========

In addition to the above advances, a separate Trust directly related to the Company's Founder also advanced working capital of $7,000 during the year ended December 31, 2003. (See Note 6)

At December 31, 2003, the outstanding balance was $156,000. The balance also represents a 100% concentration in debt related financing. (See Notes 1(D) and
8)

All advances were non-interest bearing, unsecured and due on demand.

Note 5   Member's Deficiency

(A)      Organization

     The Company was organized as a Limited Liability Corporation on July 19, 2001 in the State of Florida.

(B)      Authorized capital

     The Company is authorized to issue 100 membership units, no par value.

(C)      Unit issuance

On or about July 19, 2001 (Inception), the Company sold 100 units for $20,000 to Trust III. (See Note 6)

 (D) Recapitalization

     See Note 9 - Subsequent Events

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

Note 6   Related Parties

During the period from July 19, 2001 (inception) to December 31, 2003, the Company received working capital totaling $156,000. (See Notes 4 and 8)

On August 13, 2001, the patent was validly assigned from the individual/promoter to Trust I and simultaneously assigned from Trust I to TLLLC. (See Note 3)

On July 19, 2001  (inception),  the Company  sold 100 units for $20,000 to Trust
III. (See Note 5)

Note 7 Income Taxes

There was no income tax expense (benefit) for the years ended December 31, 2003 and 2002 and for the period from July 19, 2001 (inception) to December 31, 2003, respectively, since the Company was an LLC and taxed as a partnership.

Note 8 Going Concern

As reflected in the accompanying financial statements, the Company has no revenues, a net loss of $177,805 and cash used in operations of $33,764 in 2003, a working capital deficiency of $290,743 a member's deficiency of $283,058 and a deficit accumulated during development stage of $303,058 at December 31, 2003. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital, and generate revenues from the licensing of the #534 Patent. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is currently a development stage company and its continued existence is dependent upon the Company's ability to resolve its liquidity problems, principally by obtaining additional debt financing and/or equity capital. To date, the Company has received 100% of its debt related financing from related parties of the Founder (see Notes 3 and 5). In May 2004, the Company received net proceeds of $475,000 from the settlement of a lawsuit (see note 9(D)). The settlement of the lawsuit provided the Company operating capital but due to other commitments pertaining to employment agreements (see note 9(B)) and future cash requirements to implement the business plan, there remains doubt about the Company's ability to continue as a going concern. The Company has yet to generate an internal cash flow, and until licensing activities commence, the Company is very dependent upon debt and equity funding.

Note 9 Subsequent Events

(A)      Recapitalization

         On August 24, 2004 (the "recapitalization date"), the Company was acquired by an inactive publicly held Delaware corporation in a transaction accounted for as a reverse triangular merger and recapitalization of the Company. The members'/stockholders of the Company received 270,072,000 common shares of the publicly held company

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

         or approximately 93% of the total outstanding voting common stock just subsequent to the reverse triangular merger and after giving effect to a 1:10 reverse common stock split of the Delaware Corporation prior to the reverse triangular merger. The shares of common stock were issued to the members of TLLLC as follows; Trust III, the sole member of TLLLC prior to the recapitalization received 195,054,000 shares, the Company's President and CEO received 65,018,000 shares and the Company's Executive Vice President and Secretary received 10,000,000 shares. As part of the reverse triangular merger, NMC redeemed 2,000,000 (post-split) shares of its common stock from its sole director and former principal shareholder for cash consideration paid to the former principal stockholder of NMC totaling $135,000 which was charged to additional paid in capital as part of the recapitalization adjustment. The cash was provided by Trust Licensing, LLC. Immediately prior to the Closing, Trust Licensing, LLC borrowed $165,000 from Trust III, a related party, for a term of nine months bearing interest at the annual rate of four (4%) percent. The borrowing was unsecured.

         The Company's consolidated financial statements just after the transaction consist of the assets and liabilities of both entities at historical cost, the historical operations of the Company (TLLLC), and the operations of the publicly held corporation from the recapitalization date.

         The following unaudited information reflects the statement of stockholders' equity (excluding the column reflecting the deficit accumulated during the development stage which is not affected by the recapitalization) at December 31, 2003 and 2002 and for the period from July 19, 2001 (inception) to December 31, 2003 and through the date of the recapitalization assuming that the Company had been incorporated as a C-Corporation since its inception.

                                                                                        Additional
                                                            Common Stock                  Paid-in
                                                       Shares            Amount           Capital         Total
                                                   ----------------    ------------    --------------    ---------
           Issuance to sole member/ founder            195,054,000  $       19,505  $            495  $    20,000
           Balance, December 31, 2001                  195,054,000          19,505               495       20,000
                                                   ================    ============    ==============    =========
           Balance, December 31, 2002                  195,054,000          19,505               495       20,000
                                                   ================    ============    ==============    =========
           Balance, December 31, 2003                  195,054,000          19,505               495       20,000
                                                   ================    ============    ==============    =========
           Shares issued for services                   10,000,000           1,000            -             1,000
           Shares issued for services                   65,018,000           6,502            -             6,502
           Deemed issuance to original
              shareholders of NMC                       20,328,000           2,033            -             2,033
                                                   ----------------    ------------    --------------    ---------
           Balance, August 24, 2004                    290,400,000  $       29,040  $            495  $    29,535
                                                   ================    ============    ==============    =========

See Income Tax policy footnote at 1(H).

(B)      Employment Agreements

     On August 23, 2004, TLI entered into the following employment agreements:

1. Chairman of the Board
     i. Term is from August 23, 2004 to August 23, 2006.
    ii. Salary will be $175,000 per year

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2003

2. President and CEO
i. Term is from August 23, 2004 to August 23, 2006. ii. Salary will be $175,000 per year

3. Executive Vice President
i. Term is from August 23, 2004 to August 23, 2006. ii. Salary will be $132,000 per year

(C) Consulting Agreement

     On August 23, 2004, Trust Licensing, Inc., a Delaware Corporation formerly known as New Mountaintop Corporation, entered into a consulting agreement with the former sole officer and director of NMC. Under the terms of the agreement, the consultant will provide certain financial consulting services. The term of the agreement is from August 23, 2004 to August 23, 2006. The consultant will receive $2,500 per month as compensation. All accrued fees shall be immediately payable to the consultant upon receiving net cash financing proceeds of at least $500,000.

(D)      Lawsuit

     During 2003, the Company filed suit in the United States District Court of the Southern District of Florida against an unrelated third-party for, among other things, infringement of the '534 Patent (Case No. 03-20672). A subsequent related civil action was initiated by the third party against the Company in the Superior Court of California, County of Santa Clara for, among other things, breach of contract (Case No. 103-009764). The settlement was finalized on May 5, 2004 and paid on June 4, 2004 under the following terms:

1.                The third party paid to the Company's escrow agent $700,000.
                  Of the total, the Company was remitted $475,000. The remaining $225,000 was paid to settle accrued legal fees in connection with this lawsuit.
2. The Company granted to the third party a certain non-exclusive, non-transferable, worldwide, fully paid up right and license under the #534 Patent.

     The $700,000 was recorded as other income during the six months ended June 30, 2004.

(E)      Corporate Name Change

     On September 15, 2004, the Company changed its name from New Mountaintop Corporation to Trust Licensing, Inc.

                            Trust Licensing, LLC
                        (A Development Stage Company)
                                Balance Sheet
                                 June 30, 2004
                                 (Unaudited)
                                   ASSETS

Current Assets
  Cash                                                                           $           164,084
  Due from Related Party                                                                      20,000
-----------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                         184,084
-----------------------------------------------------------------------------------------------------------------

Equipment, net                                                                                12,194
-----------------------------------------------------------------------------------------------------------------

Total Assets                                                                     $           196,278
-----------------------------------------------------------------------------------==================------------

                       LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
  Accounts payable                                                               $             3,221
  Accrued payroll taxes payable                                                               15,121
-----------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                     18,342
-----------------------------------------------------------------------------------------------------------------
Commitments and Contingencies (See Note 6)

Member's Equity
  Member's equity, no par value; 100 units authorized, 100 units
      issued and outstanding                                                                  20,000
  Income accumulated during the development stage                                            157,936
-----------------------------------------------------------------------------------------------------------------
Total Member's Equity                                                                        177,936
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Member's Equity                                            $           196,278
-----------------------------------------------------------------------------------==================------------

            See accompanying notes to unaudited financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                            Statements of Operations
                                   (Unaudited)

                                                                                                 Period from
                                                                Six Months Ended                July 19, 2001
                                                                  June 30,                      (Inception) to
                                                              2004            2003              June 30, 2004
                                                       --------------  ------------- --------------------------

Revenue                                                      $ -            $ -                        $ -
                                                       --------------  ------------- --------------------------

Operating Expenses
Depreciation                                                   4,285          3,040                     17,492
General and administrative                                    27,675          1,983                     42,214
Professional                                                 148,130              -                    367,177
Payroll and contract services                                 57,629              -                     57,629
Impairment loss                                                1,287          5,070                     62,552
                                                       --------------  ------------- --------------------------
Total Operating Expenses                                     239,006         10,093                    547,064
                                                       --------------  ------------- --------------------------

Loss from Operations                                        (239,006)       (10,093)                  (547,064)

Other Income                                                 700,000              -                    705,000
                                                       --------------  ------------- --------------------------

Net Income (Loss)                                          $ 460,994      $ (10,093)                 $ 157,936
                                                       ==============  ============= ==========================

Net Income (Loss) Per Unit - Basic and Diluted             $4,609.94      $ (100.93)                $ 1,579.36
                                                       ==============  ============= ==========================

Weighted average number of units outstanding
  during the year - basic and diluted                            100            100                        100
                                                        ==============  ============= ==========================

            See accompanying notes to unaudited financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
              Statement of Changes in Member's Equity (Deficiency)
     For the years ended December 31, 2003 and 2002 and for the period from
                   July 19, 2001 (Inception) to June 30, 2004


                                                                                              Deficit
                                                                                            Accumulated
                                                                                               During
                                                          Member's Equity                   Development
                                                             Units           Amount            Stage             Total
                                                            ------          -------           ------            ------

Units issued to founder                                      100            $ 20,000         $   -              $ 20,000

Net loss from July 19, 2001 (inception) to
  December 31, 2001                                            -                  -           (47,059)           (47,059)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                   100              20,000          (47,059)           (27,059)

Net Loss, 2002                                                 -                  -           (78,194)           (78,194)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                   100              20,000         (125,253)          (105,253)

Net Loss, 2003                                                 -                  -          (177,805)          (177,805)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                   100              20,000         (303,058)          (283,058)

Net Income, 6 months ended June 30, 2004                       -                  -           460,994            460,994
-------------------------------------------------------------------------------------------------------------------------

Balance, June 30, 2004                                       100            $ 20,000       $  157,936         $  177,936
--------------------------------------------------------================---============---================---============

                 See accompanying notes to financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                            Statements of Cash Flows
                                   (Unaudited)
                                                                                                                  For the
                                                                                                                Period from
                                                                                 Six Months Ended              July 19, 2001
                                                                              June 30,                         (Inception) to
                                                                                2004           2003            June 30, 2004
                                                                            -------------  ------------- ---------------------------

Cash Flows From Operating Activities:
Net Income (loss)                                                              $ 460,994       $(10,093)                  $ 157,936
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operations:
Impairment loss - patent and trademark                                             1,287          5,070                      62,552
Depreciation                                                                       4,285          3,040                      17,492
Changes in operating assets and liabilities:
  Accounts payable                                                              (137,402)        (8,230)                      3,221
  Accrued payroll taxes payable                                                   15,121                                     15,121
                                                                            -------------  ------------- ---------------------------
Net Cash Provided By (Used In) Operating Activities                              344,285        (10,213)                    256,322
                                                                            -------------  ------------- ---------------------------

Cash Flows From Investing Activities:
  Purchase of equipment                                                           (8,794)        (5,740)                    (29,686)
  Patent and trademark cost disbursements                                         (1,287)        (5,070)                    (62,552)
  Advance to related party                                                       (20,000)             -                     (20,000)
                                                                            -------------  ------------- ---------------------------
Net Cash Used In Investing Activities                                            (30,081)       (10,810)                   (112,238)
                                                                            -------------  -----------------------------------------

Cash Flows From Financing Activities:
  Proceeds from issuance of membership units                                           -              -                      20,000
  Proceeds from related party loans                                                    -         11,000                     156,000
  Repayments on related party loans                                             (156,000)             -                    (156,000)
                                                                            -------------  ------------- ---------------------------
Net Cash Provided By (Used In) Financing Activities                             (156,000)        11,000                      20,000
                                                                            -------------  ------------- ---------------------------

Net Increase (Decrease) in Cash                                                  158,204        (10,023)                    164,084

Cash at Beginning of Period                                                        5,880         16,280                           -
                                                                            -------------  ------------- ---------------------------

Cash at End of Period                                                           $164,084        $ 6,257                   $ 164,084
                                                                            =============  ============= ===========================

Supplemental disclosure of cash flow information:

Cash paid for interest                                                               $ -            $ -                         $ -
                                                                            =============  ============= ===========================
Cash paid for taxes                                                                  $ -            $ -                         $ -
                                                                            =============  ============= ===========================
            See accompanying notes to unaudited financial statements

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

Note 1   Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

For further information, refer to the audited financial statements and footnotes of the Company for the years ending December 31, 2003 and 2002, and for the period from July 19, 2001 (inception) to June 30, 2004 included in the Company's Form 8-K as filed on November 8, 2004.

Note 2   Nature of Operations and Summary of Significant Accounting Policies

         (A) Nature of Business

         Trust Licensing, LLC ("TLLLC") ("Company") was formed as a Florida limited liability corporation on July 19, 2001. On August 24, 2004, the Company entered into a transaction that was treated as a recapitalization with a publicly held shell known as New Mountaintop, Corporation ("NMC"). NMC was incorporated in Delaware on December 11, 1989. On August 23, 2004, NMC formed a wholly owned subsidiary named Trust Licensing, Inc. ("TLI") (legal acquirer), a Florida Corporation, which TLLLC was merged into in a transaction treated as a recapitalization of TLLLC. (See Note 8 (A) regarding recapitalization).

         The Company is a technology and intellectual property company that designs technology concepts with a wide range of potential commercial applications. Currently the Company owns one issued patent, #6,101,534 ("#534 Patent") (see Notes 2, 5 and 6). The Company intends to license various technologies pursuant to the #534 Patent. The Company was originally formed to leverage an existing patent portfolio (both issued and applied for patents) and related intellectual property and technology. In addition to direct licensing royalty arrangements it intends to enter into, the Company has also enforced its rights pertaining to the patent #534 (see Note 6)

         Activities during the development stage include acquisition of equity-based financing, acquisition of and creation of intellectual properties and certain research and development activities to improve current technological concepts.

         (B) Long-Lived Assets

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

         amounts may not be recoverable. If the undiscounted future cash flows of the long-lived assets are less that the carrying amount, their carrying amount is reduced to fair value and an impairment loss is recognized. During the six months ended June 30, 2004 and 2003, and for the period from July 19, 2001 (inception) to June 30, 2004, the Company recognized an impairment loss of $1,287, $5,070 and $62,552 , respectively. The impairment losses are related to previously capitalized amounts relating to the #534 Patent. (See Notes 2, 5 and 6)

         (C) Revenue Recognition

         The Company follows the guidance of the Securities and Exchange Commission's Staff Accounting Bulletin No. 104 for revenue recognition. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

         The Company intends to generate and collect periodic royalty revenue in connection with licensing agreements associated with its intellectual property. Royalty revenue is recognized it is earned. The Company did not recognize any royalty revenue for the six months ended June 30, 2004 and 2003, or for the period from July 19, 2001 (inception) to June 30, 2004.

         The Company recognizes income from licensing of patents ratably over the lesser of the economic or legal life of any granted licenses. The Company did not recognize any licensing revenue for the six months ended June 30, 2004 and 2003, or for the period from July 19, 2001 (inception) to June 30, 2004.

         The Company recognizes other income from patent infringement claims when the claim is settled, whether by negotiation or litigation. (See
         Note 6 and below)

         During the year ended December 31, 2002, the Company recognized $5,000 as a component of other income. The source of this income came from what resulted in a settlement between the Company and an unrelated third party relating to the #534 Patent. There were no continuing commitments in connection with this settlement.

         (D) Net Loss Per Unit

         In accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share", as applied to an LLC's units, basic earnings per unit is computed by dividing the net income (loss) less preferred dividends for the period by the weighted average number of units outstanding. Diluted earnings per unit is computed by dividing net income (loss) less preferred dividends by the weighted average number of units outstanding including the effect of unit equivalents. At June 30, 2004 and 2003, and for the period from July 19, 2001 (inception) to June 30, 2004, there were no unit equivalents, which could potentially dilute future earnings per unit.

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

         (E) New Accounting Pronouncements

         Statement No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes Statement No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The adoption of SFAS 144 had a material effect on the Company's financial position, results of operations and liquidity due to the Company reporting impairment charges relating to a contributed patent (see Notes 2, 5 and 6) of $1,287, $5,070, $62,552, respectively for the six months ended June 30, 2004 and 2003, and for the period from July 19, 2001 (inception) to June 30, 2004, respectively.

         In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), as amended by FIN46(R), which represents an interpretation of Accounting Research Bulletin No. 51 ("ARB 51"), "Financial Statements". ARB 51 requires that a Company's financial statements include subsidiaries in which the Company has a controlling financial interest. That requirement usually has been applied to subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as " variable interest entities") that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. FIN 46 provides guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. As amended by FIN 46(R), this interpretation is effective by the end of the first reporting period ending after December 15, 2003 for small business issuers that have special purpose entities and after December 15, 2004 for all other types of variable interest entities. The adoption of FIN 46 did not have a material impact on the Company's financial position, results of operations, or liquidity.

Note 2   Patent

Prior to the formation of TLLLC (July 19, 2001), the individual who is the primary beneficiary of Irrevocable Trust Agreement Number I ("Trust I") (see below) had expended approximately $184,000 of personal funds to create, maintain and enhance the #534 Patent. Pursuant to Staff Accounting Bulletin Topic 5(G), "Transfers of Nonmonetary Assets by Promoters or Shareholders", the patent was contributed to the Company at its historical cost basis of $0 as determined under generally accepted accounting principles. (See Notes 5 and 6)

On August 13, 2001, the patent was validly assigned from the individual/promoter to Trust I and then simultaneously assigned from Trust I to TLLLC. Subsequently,

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

all costs incurred and paid by the Company were initially capitalized. Pursuant to SFAS No. 144, management is unable to predict positive future cash flows that can be generated from patent #534 and could not assess a non-zero fair value of the patent. Pursuant to SFAS No. 144, as discussed above, all costs were considered non-recoverable and the Company charged the statement of operations for the related impairment loss.

The impairment losses are as follows:

July 19, 2001 (inception) to December 31, 2001                $  17,014
Year ended December 31, 2002                                  $  39,181
Year ended December 31, 2003                                  $   5,070
Six months ended June 30, 2004                                $   1,287
                                                              ---------

Total impairment loss                                         $  62,552
                                                              =========

Note 3   Loans Receivable and Payable, Related Parties

The Company's sole member and 100% owner is Trust III. The primary beneficiary of Trust III is the Company's Founder. Since July 19, 2001 (Inception) and from time to time, Trust III has advanced working capital to the Company. Total advances were as follows:

July 19, 2001 (inception) to December 31, 2001                $  36,000
Year ended December 31, 2002                                  $ 100,000
Year ended June 30, 2004                                      $  13,000
Six months ended June 30, 2004                                $ 103,000
                                                               --------

Total advances from Trust III                                 $ 252,000
                                                               ========

In addition to the above advances, a separate Trust directly related to the Company's Founder also advanced working capital of $7,000 during the year ended December 31, 2002.

All $259,000 of these advances were repaid in full on June 7, 2004.  (See Note 5)

An additional $20,000 was advanced to Trust III on that date. At June 30, 2004, the $20,000 has been recorded on the balance sheet as a loan receivable from a related party. (See Note 5)

All advances to and from Trust III are non-interest bearing, unsecured and due on demand.

Note 4   Member's Deficiency

(A)      Organization

     The Company was organized as a Limited Liability Corporation on July 19, 2001 in the State of Florida.

(B)      Authorized capital

     The Company is authorized to issue 100 membership units, no par value.

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

(C) Unit issuance

On or about July 19, 2001 (Inception), the Company sold 100 units for $20,000 to Trust III. (See Note 5)

(D)      Recapitalization

     See Note 8 - Subsequent Events

Note 5   Related Parties

During the period from July 19, 2001 (inception) to June 30, 2004, the Company received working capital totaling $259,000. (See Note 3)

During the six months ended June 30, 2004, the Company advanced Trust III $20,000. (See Note 3)

On August 13, 2001, the patent was validly assigned from the individual/promoter to Trust I and simultaneously assigned from Trust I to TLLLC. (See Note 2)

On July 19, 2001  (inception),  the Company  sold 100 units for $20,000 to Trust
III. (See Note 4(C))

Note 6   Commitments and Contingencies

During 2003, the Company filed suit in the United States District Court of the Southern District of Florida against an unrelated third-party for, among other things, infringement of the '534 Patent (Case No. 03-20672). A subsequent related civil action was initiated by the third party against the Company in the Superior Court of California, County of Santa Clara for, among other things, breach of contract (Case No. 103-009764). The settlement was finalized on May 5, 2004 and paid on June 4, 2004 under the following terms:

1.                The third party paid to the Company's escrow agent $700,000.
                  Of the total, the Company was remitted $475,000. The remaining $225,000 was paid to settle accrued legal fees in connection with this lawsuit.
2. The Company granted to the third party a certain non-exclusive, non-transferable, worldwide, fully paid up right and license under the #534 Patent.

     The $700,000 was recorded as other income during the six months ended June 30, 2004.

Note 7 Going Concern

As reflected in the accompanying unaudited financial statements, the Company has no operating revenues. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital, and generate revenues from the licensing of the #534 Patent. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

The Company is currently a development stage company and its continued existence is dependent upon the Company's ability to resolve its liquidity problems, principally by obtaining additional debt financing and/or equity capital. In May 2004, the Company received net proceeds of $475,000 from the settlement of a lawsuit (see note 6). The settlement of the lawsuit provided the Company operating capital but due to other commitments pertaining to employment agreements (see note 8(B)) and future cash requirements to implement the business plan, there remains doubt about the Company's ability to continue as a going concern. The Company has yet to generate an internal cash flow, and until licensing activities commence, the Company is very dependent upon debt and equity funding.

Note 8 Subsequent Events

(A)      Recapitalization

On August 24, 2004 (the "recapitalization date"), the Company was acquired by an inactive publicly held Delaware corporation in a transaction accounted for as a reverse triangular merger and recapitalization of the Company. The members'/stockholders of the Company received 270,072,000 common shares of the publicly held company or approximately 93% of the total outstanding voting common stock just subsequent to the reverse triangular merger and after giving effect to a 1:10 reverse common stock split of the Delaware Corporation prior to the reverse triangular merger. The shares of common stock were issued to the members of TLLLC as follows; Trust III, the sole member of TLLLC prior to the recapitalization received 195,054,000 shares, the Company's President and CEO received 65,018,000 shares and the Company's Executive Vice President and Secretary received 10,000,000 shares. As part of the reverse triangular merger, NMC redeemed 2,000,000 (post-split) shares of its common stock from its sole director and former principal shareholder for cash consideration paid to the former principal stockholder of NMC totaling $135,000 which was charged to additional paid in capital as part of the recapitalization adjustment. The cash was provided by Trust Licensing, LLC. Immediately prior to the Closing, Trust Licensing, LLC borrowed $165,000 from Trust III, a related party, for a term of nine months bearing interest at the annual rate of four (4%) percent. The borrowing was unsecured.

The Company's financial statements just after the transaction consist of the assets and liabilities of both entities at historical cost, the historical operations of the Company (TLLLC), and the operations of the publicly held corporation from the recapitalization date.

The following unaudited information reflects the statement of stockholders' equity (excluding the column reflecting the deficit accumulated during the development stage which is not affected by the recapitalization) at June 30, 2004 and 2003, and for the period from July 19, 2001 (inception) to June 30, 2004 and through the date of the recapitalization assuming that the Company had been incorporated as a C-Corporation since its inception.

                                                                                        Additional
                                                            Common Stock                  Paid-in
                                                       Shares            Amount           Capital         Total
                                                   ----------------    ------------    --------------    ---------
           Issuance to sole member/ founder            195,054,000  $       19,505  $            495  $    20,000
           Balance, June 30, 2003                      195,054,000          19,505               495       20,000
                                                   ================    ============    ==============    =========
           Balance, June 30, 2004                      195,054,000          19,505               495       20,000
                                                   ================    ============    ==============    =========
           Shares issued for services                   10,000,000           1,000            -             1,000
           Shares issued for services                   65,018,000           6,502            -             6,502
           Deemed issuance to original
              shareholders of NMC                       20,328,000           2,033            -             2,033
                                                   ----------------    ------------    --------------    ---------
           Balance, August 24, 2004                    290,400,000  $       29,040  $            495  $    29,535
                                                   ================    ============    ==============    =========

                              Trust Licensing, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                  June 30, 2004

(B)      Employment Agreements

     On August 23, 2004, TLI entered into the following employment agreements:

a. Chairman of the Board
i. Term is from August 23, 2004 to August 23, 2006. ii. Salary will be $175,000 per year

b. President and CEO
i. Term is from August 23, 2004 to August 23, 2006. ii. Salary will be $175,000 per year

c. Executive Vice President
i. Term is from August 23, 2004 to August 23, 2006. ii. Salary will be $132,000 per year

(C) Consulting Agreement

     On August 23, 2004, Trust Licensing, Inc., a Delaware Corporation formerly known as New Mountaintop Corporation, entered into a consulting agreement with the former sole officer and director of NMC. Under the terms of the agreement, the consultant will provide certain financial consulting services. The term of the agreement is from August 23, 2004 to August 23, 2006. The consultant will receive $2,500 per month as compensation. All accrued fees shall be immediately payable to the consultant upon receiving net cash financing proceeds of at least $500,000.

(D)      Corporate Name Change

     On September 15, 2004, the Company changed its name from New Mountaintop Corporation to Trust Licensing, Inc.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              TRUST LICENSING, INC.
                  (Registrant)

              By: /s/ Jeffrey W. Sass, President and Chief Executive Officer


              By: /s/ Michael Morre, Executive Vice President



DATED: November 8, 2004